UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2013
SMARTPROS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	001-32300	13-4100476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Skyline Drive
Hawthorne, New York	10532
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (914) 345-2620
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A updates information provided on a Form 8-K filed on June 21, 2013, relating to disclosures made under Item 5.07 associated with SmartPros Ltd.'s (the "Company") Annual Meeting of Stockholders held on June 20, 2013 (the "Meeting").

Item 5.07. Submission of Matters to a Vote of Security Holders

(d) As previously reported, at the Meeting, in a non-binding advisory vote, a majority of the votes cast voted in favor of three years as the frequency with which the Company should hold future non-binding advisory votes on the compensation of its named executive officers ("Say-On-Pay"). The Company has considered the outcome of this advisory vote and and has determined that a stockholder vote on Say-On-Pay will be included in its proxy materials every three years, until the next required vote on the frequency of stockholder vote on Say-On-Pay.

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SmartPros Ltd.

Dated: September 17, 2013                    By: /s/ Allen S. Greene
Allen S. Greene,
Chief Executive Officer